SUPPLEMENT DATED AUGUST 25, 2016 TO THE

PROSPECTUSES, DATED MAY 1, 2016, AS AMENDED, FOR

NYLIAC CORPEXEC ACCUMULATOR VARIABLE UNIVERSAL LIFE (CEAVUL)

CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE (CORPEXEC VUL II-V)

CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE (CORPEXEC VUL VI)

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the prospectuses, dated May 1, 2016, as amended (each a “Prospectus,” and together, the “Prospectuses”), for each of the variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”) referenced above (the “Policies”). You should read this information carefully before you invest and retain this supplement for future reference together with the Prospectus for your Policy. This supplement is not valid unless it is read in conjunction with the Prospectus for the Policies. All capitalized terms have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to the fees and expenses of American Century® VP Mid Cap Value Fund — Class II and American Century® VP Value Fund — Class II that became effective on August 1, 2016. Keeping this purpose in mind, please note the following:

A.    Changes to American Century® VP Mid Cap Value Fund — Class II

In the table titled Annual Portfolio Company Operating Expenses, the existing entry for American Century® VP Mid Cap Value Fund — Class II is hereby deleted and replaced with the following:

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement

American Century® VP Mid Cap Value Fund — Class II**	0.90%	0.25%	0.01%	1.16%	(0.14%)	1.02%(hh)

(hh) Effective August 1, 2016, the advisor has agreed to waive 0.14 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.

B.    Changes to American Century® VP Value Fund — Class II

In the table titled Annual Portfolio Company Operating Expenses, the existing entry for American Century® VP Value Fund — Class II is hereby deleted and replaced with the following:

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement

American Century® VP Value Fund — Class II	0.87%	0.25%	0.00%	1.12%	(0.15%)	0.97%(g)

(g) Effective August 1, 2016, the advisor has agreed to waive 0.15 percentage points of the fund’s management fee. The advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010